Exhibit 31.2
Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, James B. Brown, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Stein Mart, Inc.;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	June 18, 2020	/s/ James B. Brown
James B. Brown
Executive Vice President and Chief Financial Officer